UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2025

Figure Technology Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42829	99-2556408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 600 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (917) 789-8049
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FIGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 12, 2025, Figure Technology Solutions, Inc. (the “Company”) filed its second amended and restated articles of incorporation (the “Articles of Incorporation”) with the Secretary of State of the State of Nevada, and its amended and restated bylaws (the “Bylaws”) became effective, in connection with the closing of the initial public offering of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). As described in the final prospectus, dated September 10, 2025 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-289695), as amended, filed with the Securities and Exchange Commission on September 11, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective upon the closing of the Company’s initial public offering. A description of certain provisions of the Articles of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.
The foregoing description of the Articles of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Articles of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.
Item 8.01 Other Events.
On September 12, 2025, the Company completed its initial public offering of an aggregate of 36,225,000 shares of Class A Common Stock at a price to the public of $25.00 per share. The Company sold 28,231,605 shares, including 4,725,000 shares that were sold pursuant to the full exercise of the underwriters’ option to purchase additional shares, and certain existing stockholders sold an aggregate of 7,993,395 shares. The gross proceeds to the Company from the initial public offering were $705.8 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company did not receive any proceeds from the sale of shares of Class A Common Stock by the selling stockholders.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of Figure Technology Solutions, Inc.

3.2	Amended and Restated Bylaws of Figure Technology Solutions, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIGURE TECHNOLOGY SOLUTIONS, INC.

Date: September 12, 2025	By:	/s/ Michael Tannenbaum
Michael Tannenbaum
Chief Executive Officer and Director